                     TERMINATION AGREEMENT CONCERNING THE
            FIRST AMENDED LIGNITE PROPERTIES MAINTENANCE AGREEMENT


     This TERMINATION AGREEMENT CONCERNING THE FIRST AMENDED LIGNITE PROPERTIES MAINTENANCE AGREEMENT, is by and between DESTEC PROPERTIES LIMITED PARTNERSHIP, a Nevada limited partnership ("Destec"), and THE DOW CHEMICAL COMPANY, a Delaware corporation ("Dow").

     WHEREAS, Destec Ventures, Inc. and Dow entered into a Lignite Properties Maintenance Agreement, effective December 29, 1989; and

     WHEREAS, the Lignite Properties Maintenance Agreement was amended, superseded and replaced in its entirety by the First Amended Lignite Properties Maintenance Agreement, effective January 1, 1990; and

     WHEREAS, Destec Ventures, Inc. assigned all its right, title and interest in the Lignite Properties Maintenance Agreement and the First Amended Lignite Properties Maintenance Agreement to Destec Properties Limited Partnership by an Assignment executed as of December 17, 1991.

     WHEREAS, Dow and Destec now mutually desire to terminate the First Amended Lignite Properties Maintenance Agreement because Dow has exercised its option to purchase all of Destec's interests in all of the reserves covered by the First Amended Lease Agreement and the First Amended Lease Agreement has been terminated through mutual consent; and

     WHEREAS, both Dow and Destec desire that there be an orderly transition from Destec to Dow concerning the management and maintenance of the lignite property interests in Texas and Louisiana;

     NOW THEREFORE, in consideration of their mutual covenants and undertakings Dow and Destec agree as follows:


     1. FIRST AMENDED LIGNITE PROPERTIES MAINTENANCE AGREEMENT. Effective as of the Effective Time as defined in the Agreement and Plan of Merger, dated February 17, 1997, by and among Destec Energy, Inc., Dow, NGC Corporation and NGC Acquisition Corporation II (the "Effective Time"), the First Amended Lignite Properties Maintenance Agreement is terminated; provided however, any remedies of either party for any breach of the other party's obligations under that Agreement shall survive termination thereof.

     2. FILES, RECORDS AND OTHER INFORMATION. On or before the Effective Time, Destec agrees to deliver to Dow at Dow's Houston, Texas, location all of the files, records and other information (in Destec's possession or under Destec's control), whether stored on paper or by electronic means, related to the Texas and Louisiana property interests formerly subject to the First Amended Lignite Properties Maintenance Agreement. The files, records and other information will be delivered in an organized fashion and as they were kept in the usual course of business.

     3. CONSULTATION AND TRAINING. Destec agrees to make available for five days, at no cost, each of its employees (to the extent such individuals are still Destec employees) formerly responsible for managing and maintaining the Texas and Louisiana lignite property interests under the First Amended Lignite Properties Maintenance Agreement to consult with and train the Dow employee or employees managing those property interests after Dow has received and organized the files, records and other information referred to in paragraph 2 above.

     4. QUESTIONS AND ANSWERS. As long as its employees formerly responsible for managing and maintaining the Texas and Louisiana lignite property interests under the First Amended

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               Lignite Properties Maintenance Agreement remain employed by
               Destec or one of its parents, subsidiaries or affiliates, Destec agrees that the employees shall promptly provide answers to Dow's reasonable questions concerning the property interests.

     5. FEE. The fee provided for 1997 in section 3 of the First Amended Lignite Properties Maintenance Agreement shall be pro-rated as of the Effective Time.

     This Agreement has been duly executed by authorized representatives of the parties.


DESTEC PROPERTIES LIMITED PARTNERSHIP
BY:  DESTEC PROPERTIES, INC.
     GENERAL PARTNER

By:  /s/ Enrique M. Larroucau
    -----------------------------------
Name:   Enrique M. Larroucau
Title:  Senior Vice President, Chief
        Financial Officer and Treasurer


        THE DOW CHEMICAL COMPANY

By:  /s/ B. G. Taylorson
    -----------------------------------
Name:   B. G. Taylorson
        Title:  Corporate Director, Mergers & Acquisitions

WITNESSES: (as to Destec)              WITNESSES: (as to Dow)

/s/ Marian M. Davenport                /s/ Jane M. Gootee
-----------------------------          -----------------------------

/s/ David T. Pendergast                /s/ Craig Jones
-----------------------------          -----------------------------


STATE OF NEW YORK

COUNTY OF NEW YORK

     On this 17th day of February, 1997 before me and the two witnesses indicated above Enrique M. Larroucau who, being duly sworn, stated that he is the Senior Vice President, Chief Financial Officer and Treasurer of Destec Properties, Inc., General Partner of Destec Properties Limited Partnership, a Nevada limited partnership, and that the Termination Agreement Concerning the First Amended Lignite Properties Maintenance Agreement was signed on behalf of and is the free act and deed of said limited partnership.

     IN WITNESS WHEREOF, I have here set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Stephen F. Arcano
                                       ------------------------------------
                                       NOTARY PUBLIC
                                       STATE OF NEW YORK
                                       MY COMMISSION EXPIRES


STATE OF NEW YORK

COUNTY OF NEW YORK

     On this 17th day of February, 1997 before me and the two witnesses indicated above appeared B.G. Taylorson who, being duly sworn, stated that he is the Corporate Director, Mergers & Acquisitions of The Dow Chemical Company, a Delaware corporation, and that the above Termination Agreement Concerning the First Amended Lignite Properties Maintenance Agreement was signed on behalf of and is the free act and deed of said corporation.

                                       /s/ Laura Heiman
                                       ------------------------------------
                                       NOTARY PUBLIC
                                       STATE OF NEW YORK
                                       MY COMMISSION EXPIRES